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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

Evolution Petroleum Corporation
(Exact name of registrant as specified in its charter)

001-32942
(Commission File Number)

Nevada (State or Other Jurisdiction of Incorporation)	41-1781991 (I.R.S. Employer Identification No.)

1155 Dairy Ashford Suite 425, Houston, Texas 77079
(Address of Principal Executive Offices)

(713) 935-0122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 8, 2016, Evolution Petroleum Corporation (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting") in Houston, Texas at the Company’s principal executive offices. The stockholders of the Company considered and voted upon the four proposals listed below, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on October 28, 2016 as supplemented by additional proxy materials filed with the SEC on December 1, 2016. Holders of 30,751,205 shares of common stock of the Company, representing approximately 93% of the Company's 33,045,515 issued and outstanding shares of common stock as of the October 14, 2016 record date, were present in person or by proxy at the Annual Meeting, which constituted a quorum for such meeting. The final voting results with respect to each of the proposals is set forth below.
Proposal 1. Election of Directors. The Company's stockholders elected five directors to serve a one-year term expiring at the 2017 Annual Meeting of Stockholders. The results of the voting for each nominee were as follows:

Name of the Nominee	For	% of Voted*	Withheld	Broker Non-Votes
Edward J. DiPaolo	24,238,903	98.4%	406,050	6,106,252
William E. Dozier	24,242,674	98.4%	402,279	6,106,252
Robert S. Herlin	24,291,045	98.6%	353,908	6,106,252
Kelly W. Loyd	24,329,180	98.7%	315,773	6,106,252
Gene G. Stoever	24,240,470	98.4%	404,483	6,106,252
 No other person received any votes.
Proposal 2. The stockholders approved the adoption of the Company's 2016 Equity Incentive Plan.  The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
24,108,166	97.8%	497,829	38,958	6,106,252
Proposal 3. The appointment of Hein & Associates LLP, as the Company's independent auditors for fiscal year ending June 30, 2017 was ratified.  The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
30,548,413	99.3%	190,098	12,694	—
Proposal 4. The stockholders approved, on an advisory basis, the compensation for the Company's Named Executive Officers. The voting results were as follows:

For	% of Voted*	Against	Abstain	Broker Non-Votes
24,128,589	97.9%	480,218	36,146	6,106,252
* Any broker non-votes count toward the determination of a quorum for the Annual Meeting, but are excluded from the denominator in the calculation of the percentage of shares voting. Abstentions are counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and have the same effect as negative votes. Broker non-votes are not counted as votes cast, and therefore they have no effect on the outcome of the matters presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

December 12, 2016	By:	/s/ Randall D. Keys
Randall D. Keys
President and Chief Executive Officer

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